UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2009

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                                  Ryerson Inc.
             (Exact name of registrant as specified in its charter)
                                    Delaware
                 (State or other jurisdiction of incorporation)
                                    001-09117
                            (Commission File Number)
                                   36-3425828
                      (I.R.S. Employer Identification No.)

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                     2621 West 15th Place, Chicago, IL 60608
              (Address of principal executive offices and zip code)
                                 (773) 762-2121
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 23, 2009, James M. Delaney, President -- Global Accounts of Ryerson Inc. (the "Company") announced that he will retire from his position with the Company, effective May 1, 2009.

                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 28, 2009

                                        RYERSON INC.



                                        By:  /s/ Terence R. Rogers
                                             -----------------------------------
                                             Name:   Terence R. Rogers
                                             Title:  Chief Financial Officer